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                                                                    EXHIBIT 10.5


                                 ALLERGAN, INC.
                        1989 INCENTIVE COMPENSATION PLAN
 (AS AMENDED AND RESTATED, NOVEMBER 2000 AND AS ADJUSTED FOR 1999 STOCK SPLIT)

I.  GENERAL PROVISIONS

1.1    PURPOSES OF THE PLAN

       Allergan, Inc. ("Allergan") has adopted this 1989 Incentive Compensation Plan (the "Plan") to advance the interests of Allergan and its stockholders by affording to key management and other Employees of Allergan and its subsidiaries an opportunity to acquire or increase a proprietary interest in the Company or to otherwise benefit from the success of the Company through the grant to such Employees of Incentive Awards under the terms and conditions set forth herein. By thus encouraging such Employees to become owners of Allergan's shares and by granting such Employees other incentive compensation that is measured by the increased market value of Allergan's shares or another appropriate measure of the success and profitability of the Company, the Company seeks to attract, retain and motivate those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

1.2    DEFINITIONS

       As used herein the following terms shall have the meanings set forth below:

       (a) "Allergan" means Allergan, Inc., a Delaware corporation, or any successor thereto.

       (b) "Board" means the Board of Directors of Allergan.

       (c) "Cause" means, with respect to the discharge by the Company of any Participant, any conduct that under Company policies as set forth from time to time in the Allergan Supervisors Manual (or any successor thereto) would be considered to constitute "serious misconduct" that would justify immediate termination without benefit of a counseling review or severance pay.

       (d) "Change in Control" means the following and shall be deemed to occur if any of the following events occur:

              (i) Any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a "Person"), is or becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act (a "Beneficial Owner"), directly or indirectly, of securities of Allergan representing (i) 20% or more of the combined voting power of Allergan's then outstanding voting securities, which acquisition is not approved in advance of the acquisition or within 30 days after the acquisition by a majority of the Incumbent Board (as hereinafter defined) or (ii) 33% or more of the combined voting power of Allergan's

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       then outstanding voting securities, without regard to whether such acquisition is approved by the Incumbent Board;

              (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by Allergan's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of Allergan, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for the purposes of this Plan, be considered as though such person were a member of the Incumbent Board of Allergan;

              (iii) The consummation of a merger, consolidation or reorganization involving Allergan, other than one which satisfies both of the following conditions:

                     (A) a merger, consolidation or reorganization which would
              result in the voting securities of Allergan outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) at least 55% of the combined voting power of the voting securities of Allergan or such other entity resulting from the merger, consolidation or reorganization (the "Surviving Corporation") outstanding immediately after such merger, consolidation or reorganization and being held in substantially the same proportion as the ownership in Allergan's voting securities immediately before such merger, consolidation or reorganization, and

                     (B) a merger, consolidation or reorganization in which no
              Person is or becomes the Beneficial Owner, directly or indirectly, of securities of Allergan representing 20% or more of the combined voting power of Allergan's then outstanding voting securities; or

              (iv) The stockholders of Allergan approve a plan of complete liquidation of the Allergan or an agreement for the sale or other disposition by the Allergan of all or substantially all of the Allergan's assets.

Notwithstanding the preceding provisions of this Paragraph (d), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this Paragraph (d) is (1) an underwriter or underwriting syndicate that has acquired any of Allergan's then outstanding voting securities solely in connection with a public offering of Allergan's securities, (2) Allergan or any subsidiary of Allergan or (3) an employee stock ownership plan or other employee benefit plan maintained by the Allergan or any of its subsidiaries that is qualified under the provisions of the Code. In addition, notwithstanding the preceding provisions of this Paragraph (d), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this Paragraph (d) becomes a Beneficial Owner of more than the permitted amount of outstanding securities as a result of the acquisition of voting securities by


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Allergan which, by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by such Person, provided, that if a Change in Control would occur but for the operation of this sentence and such Person becomes the Beneficial Owner of any additional voting securities (other than through the exercise of options granted under any stock option plan of Allergan or through a stock dividend or stock split), then a Change in Control shall occur.

       (e) "Code" means the Internal Revenue Code of 1986, as amended. Where the context so requires, a reference to a particular Code section shall also refer to any successor provision of the Code to such section.

       (f) "Committee" means the committee appointed by the Board to administer the Plan. The Committee shall be composed entirely of members who meet the requirements of Section 1.4(a) hereof.

       (g) "Common Stock" means the common stock of Allergan, $0.01 par value.

       (h) "Company" means Allergan and any present or future parent or subsidiary corporations (as defined in Section 425 of the Code) with respect to Allergan, or any successors to such corporations.

       (i) "Dividend Equivalent" means an amount payable in cash, Common Stock or a combination thereof to a holder of a Stock Option, Stock Appreciation Right or other Incentive Award denominated in shares of Common Stock that is equivalent to the amount of dividends paid to stockholders with respect to a number of shares of Common Stock equal to the number of shares upon which such Incentive Award is based.

       (j) "Employee" means any individual classified by the Company as a regular, full-time employee of the Company whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Company except that such term shall not include any individual who (a) performs services for the Company and who is classified or paid as an independent contractor (regardless of his or her classification for federal tax or other legal purposes) by the Company or (b) performs services for the Company pursuant to an agreement between the Company and any other person including a leasing organization.

       (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended. Where the context so requires, a reference to a particular section of the Exchange Act shall also refer to any successor provision to such section.

       (l) "Fair Market Value" means the fair market value of a share of Common Stock as determined by the Committee on the basis of such factors as it may deem appropriate.

       (m) "Incentive Award" means any Stock Option, Restricted Stock, Stock Appreciation Right, Stock Payment, Performance Award or other award granted or sold under the Plan.


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       (n) "Incentive Stock Option" means an incentive stock option, as defined under Section 422 of the Code and the regulations thereunder.

       (o) "Nonqualified Stock Option" means a stock option other than an Incentive Stock Option.

       (p) "Option" or "Stock Option" means a right to purchase Common Stock and refers to both Incentive Stock Options and Nonqualified Stock Options.

       (q) "Participant" means any Employee selected by the Committee to receive an Incentive Award pursuant to this Plan.

       (r) "Payment Event" means the event or events giving rise to the right to payment of a Performance Award.

       (s) "Performance Award" means an award, payable in cash, Common Stock or a combination thereof, the terms and conditions of which may be determined by the Committee at the time the Performance Award is granted.

       (t) "Plan" means the Allergan, Inc. 1989 Incentive Compensation Plan as set forth herein, as amended from time to time.

       (u) "Purchase Price" means the purchase price (if any) to be paid by a Participant for Restricted Stock as determined by the Committee (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

       (v) "Restricted Stock" means Common Stock which is the subject of an Incentive Award under this Plan and which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met as set forth in this Plan and in any statement evidencing the grant of such Incentive Award.

       (w) "Securities Act" means the Securities Act of 1933, as amended.

       (x) "Stock Appreciation Right" or "Right" means a right granted pursuant to Section VI of the Plan to receive a number of shares of Common Stock or, in the discretion of the Committee, an amount of cash or a combination of shares and cash, based on the increase in the Fair Market Value of the shares subject to the right during such period as is specified by the Committee.

       (y) "Stock Payment" means a payment in shares of the Company's Common Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to any Employee of the Company.


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1.3    SHARES OF COMMON STOCK SUBJECT TO THE PLAN

       (a) Subject to the provisions of Section 1.3(c) and Section 8.1 of the Plan, the maximum number of shares of Common Stock that may be issued pursuant to Incentive Awards under the Plan shall be:

              (i) During the period commencing with the inception of the Plan through February 29, 1992 (the "Transition Date"), the aggregate number of shares that may be issued pursuant to or issuable upon exercise of Incentive Awards granted prior to the Transition Date shall be 10,000,000 shares.

              (ii) After the Transition Date, the aggregate number of shares that may be issued pursuant to or issuable upon exercise of Incentive Awards granted during any calendar year shall be up to 1.5% of the Outstanding Shares (as defined below) plus (A) with respect to calendar years 1993 and thereafter, any unused shares available under this Section 1.3(a)(ii) from prior years and (B) any shares issued or issuable under Incentive Awards granted after the Transition Date which by virtue of
       Section 1.3(c) below again become available for the grant of further Incentive Awards.

(For purposes of Section 1.3(a)(ii) above, the term "Outstanding Shares" means the number of shares of Common Stock outstanding on December 31 of the year preceding the year for which the calculation is to be made; provided that, for purposes of determining the maximum aggregate number of shares which may be issued pursuant to or issuable upon exercise of Incentive Awards granted during calendar 1992 after the Transition Date, "Outstanding Shares" shall mean the number of shares of Common Stock outstanding on the Transition Date.)

       (b) The Common Stock to be issued under this Plan will be made available, at the discretion of the Board or the Committee, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

       (c) Shares of Common Stock subject to unexercised portions of any Incentive Award granted under this Plan that expire, terminate or are cancelled, and shares of Common Stock issued pursuant to an Incentive Award under this Plan that are reacquired by the Company pursuant to the terms of the Incentive Award under which such shares were issued, will again become available for the grant of further Incentive Awards under this Plan.

       (d) Notwithstanding Section 1.3(a) (ii) above, the maximum number of shares issuable upon the exercise of Incentive Awards granted in the form of Incentive Stock Options after the Transition Date shall be the lesser of the amount determined pursuant to Section 1.3 (a) (ii) above and 10,000,000 shares.

       (e) The maximum number of shares of Common Stock with respect to which Stock Options may be granted to an executive officer in any given calendar year is 800,000 Options per executive officer.


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1.4    ADMINISTRATION OF THE PLAN

       (a) The Plan will be administered by the Committee, which will consist of two or more persons appointed by the Board (i) who are not eligible to receive Incentive Awards under the Plan and (ii) who have not been eligible at any time within one year before appointment to the Committee for selection as persons to whom Incentive Awards may be granted pursuant to the Plan, or to whom shares may be allocated, or stock options, stock appreciation rights or similar rights may be granted, pursuant to any other discretionary plan of Allergan (or any affiliate thereof, within the meaning of the Exchange Act and the regulations thereunder) entitling the participants therein to acquire stock, stock options, stock appreciation rights or similar rights of Allergan (or any affiliate thereof, within the meaning of the Exchange Act and the regulations thereunder). Notwithstanding anything contained herein, no person shall be disqualified from being a member of the Committee merely because such person is entitled to receive grants of restricted stock pursuant to the Allergan, Inc. 1989 Nonemployee Director Stock Plan or any successor thereto providing for the automatic grant, without the intervention of any administrative discretion, of stock options, restricted stock or other stock-based incentive compensation awards.

       (b) The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to select the eligible Employees to whom, and the time or times at which, Incentive Awards shall be granted or sold, the nature of each Incentive Award, the number of shares of Common Stock or the number of rights that make up each Incentive Award, the period for the exercise of each Incentive Award, the performance criteria (which need not be identical) utilized to measure the value of Performance Awards and such other terms and conditions applicable to each individual Incentive Award as the Committee shall determine. The Committee may grant at any time new Incentive Awards to a Participant who has previously received Incentive Awards or other grants (including other stock options) whether such prior Incentive Awards or such other grants are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Incentive Awards. The Committee may grant Incentive Awards singly or in combination or in tandem with other Incentive Awards as it determines in its discretion. The purchase price or initial value and any and all other terms and conditions of the Incentive Awards may be established by the Committee without regard to existing Incentive Awards or other grants. Further, the Committee may, with the consent of a Participant, amend in a manner consistent with the Plan the terms of any existing Incentive Award previously granted to such Participant.

       (c) Subject to the express provisions of the Plan, the Committee has the authority to interpret the Plan, to determine the terms and conditions of Incentive Awards and to make all other determinations necessary or advisable for the administration of the Plan. The Committee has authority to prescribe, amend and rescind rules and regulations relating to the Plan. All interpretations, determinations and actions by the Committee shall be final, conclusive and binding upon all parties. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.


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       (d) No member of the Board or the Committee nor any designee thereof will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any transaction arising under the Plan.

1.5    PARTICIPATION

       (a) All Employees who are key Employees of the Company, as determined by the Committee, are eligible to receive Incentive Awards under the Plan. In no event may any member of the Board who is not an Employee be granted an Incentive Award under the Plan.

       (b) At the time of the grant of each Incentive Award pursuant to this Plan, the Committee shall deliver, or cause to be delivered, to the Participant to whom the Incentive Award is granted a statement evidencing the Incentive Award and setting forth such terms and conditions applicable to the Incentive Award as the Committee may in its discretion determine consistent with the Plan.

II.  DIVIDEND EQUIVALENTS

       A Participant may in the discretion of the Committee be granted, at no additional cost, Dividend Equivalents based on the dividends declared on the Common Stock on record dates during the period between the date an Incentive Award is granted and the date such Incentive Award is exercised or such other period as is determined by the Committee and specified in the instrument that evidences the grant of the Incentive Award. Such Dividend Equivalents shall be converted to additional shares or cash by such formula as may be determined by the Committee.

       Dividend Equivalents shall be computed as of each dividend record date in such manner as may be determined by the Committee and shall be payable to Participants at such time or time as the Committee in its discretion may determine.

III.  OPTIONS

3.1    OPTION PRICE

       The purchase price of Common Stock under each Option (the "Option Exercise Price") will be determined by the Committee at the date such Option is granted. The Option Exercise Price may be less than the Fair Market Value on the date of grant of the Common Stock subject to the Option; provided, however, that in no event shall the Option Exercise Price be less than the par value of the shares of Common Stock subject to the Option; and further provided that in the case of an Incentive Stock Option the Option Exercise Price shall be not less than the Fair Market Value on the date of grant of the Common Stock subject to such Option or such other amount as is necessary to enable such Option to be treated as an "incentive stock option" within the meaning of Code Section 422A.


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3.2    OPTION PERIOD

       Options may be exercised as determined by the Committee, but, in the case of an Incentive Stock Option, in no event after ten years from the date of grant of such Option or such other period as is necessary to enable such Option to be treated as an "incentive stock option" within the meaning of Code Section 422A.

3.3    EXERCISE OF OPTIONS

       At the time of the exercise of an Option, the purchase price shall be paid in full in cash or other equivalent consideration acceptable to the Committee and consistent with the Plan's purpose and applicable law, including without limitation Common Stock or Restricted Stock or other contingent awards denominated in either stock or cash. Any shares of Company Stock assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the exercise date. No fractional shares will be issued pursuant to the exercise of an Option nor will any cash payment be made in lieu of fractional shares.

3.4    LIMITATION ON EXERCISE OF INCENTIVE STOCK OPTIONS

       The aggregate Fair Market Value (determined at the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all stock option plans of the Company) shall not exceed $100,000 or such other limit as is prescribed by the Code. Any Options granted as Incentive Stock Options pursuant to the Plan in excess of such limitation shall be treated as Nonqualified Stock Options.

3.5    TERMINATION OF EMPLOYMENT

       (a) Except as otherwise provided in a written agreement between the Company and the Participant, in the event of the termination of a Participant's employment with the Company for Cause, all of the Participant's unexercised Options and/or Rights shall expire as of the date of such termination.

       (b) Except as otherwise provided in a written agreement between the Company and the Participant, in the event of a Participant's termination of employment for:

              (i) Any reason other than for Cause, death, total disability (as defined in the instrument evidencing the grant of the Option), normal retirement (as defined in the instrument evidencing the grant of the Option) or Job Elimination (as defined below), the Participant's Options and/or Rights shall expire and become unexercisable as of the earlier of
       (A) the date such Options and/or Rights expire in accordance with their terms or (B) three calendar months after the date of termination.

              (ii) Death or total disability, effective for terminations after July 24, 2000, all of the Participant's unvested Options and/or Rights shall become vested as of the last date of


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       employment, and the Participant (or his or her successor in interest)
       shall have twelve (12) months after the date of termination within which to exercise Options and/or Rights that have not expired on or before such date, regardless of the date upon which such Options or Rights would otherwise expire in accordance with their terms.

              (iii) Normal retirement, the Participant's Options and/or Rights shall expire and become unexercisable as of the earlier of (A) the date such Options and/or Rights expire in accordance with their terms or (B) three (3) years after the date of termination.

              (iv) Job Elimination, all of the Participant's unvested Options and/or Rights shall become vested as of the last date of employment, and the Participant's Options and/or Rights shall expire and become unexercisable as of the earlier of (A) the date such Options and/or Rights expire in accordancd with their terms or (B) three calendar months after the date of termination. "Job Elimination" occurs when a Particpant ceases to be an Employee of the Company as a result of a reduction in force or transfer to a new organization outside of the Company as a result of a divestiture. A "reduction in force" occurs under the Plan when no alternative job is offered to the Participant at the Company and there is a net headcount reduction (i.e. if the Participant is replaced, there is no reduction in force, even if the duties of the position change).

       (c) Notwithstanding anything to the contrary in Paragraphs (a) or (b) above, the Committee may in its discretion designate such shorter or longer periods to exercise Options and/or Rights following a Participant's termination of employment; provided, however, that any shorter periods determined by the Committee shall be effective only if provided for in the instrument that evidences the grant to the Participant of such Options and/or Rights or if such shorter period is agreed to in writing by the Participant. In the case of an Incentive Stock Option, notwithstanding anything to the contrary herein, in no event shall such Option be exercisable after the expiration of ten years from the date such Option is granted (or such other period as is provided in Code
Section 422A). This Plan provides for automatic acceleration of vesting of Options and/or Rights in the event of a Participant's termination due to death or total disability after July 24, 2000 or Job Elimination. In all other situations, with the exception of terminations for Cause, Options and/or Rights shall be exercisable by a Participant (or his successor in interest) following such Participant's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; provided, however, that the Committee, in its discretion, may elect to accelerate the vesting of all or any portion of any Options and/or Rights that had not become exercisable on or prior to the date of such termination.

3.6    GRANT OF OPTIONS IN SUBSTITUTION FOR SMITHKLINE BECKMAN CORPORATION
       OPTIONS

       In accordance with the provisions of Section 7.05 of that certain Distribution Agreement dated as of April 11, 1989, among SmithKline Beckman Corporation ("SKB"), Allergan and Beckman Instruments, Inc. (the "Distribution Agreement") and notwithstanding anything to the contrary in this Plan, in the event that as of the Distribution Date (as defined in the Distribution Agreement) an Employee (or other person described in Section 7.05(b) of the Distribution Agreement) shall hold an outstanding option granted under any employee stock option plan of


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SKB (an "SKB Option") there shall be granted to such Employee (or other person)
pursuant to this Plan, in substitution for such SKB Option, an Option to purchase Common Stock (a "Substitute Option"). The number of shares subject to such Substitute Option, the Option Exercise Price of such Substitute Option and the other terms and conditions of such Substitute Option shall be determined by the Committee in accordance with Section 425(a) of the Code or any other reasonably comparable method designed to preserve the gain in the SKB Option at the time of the substitution.

IV.  PERFORMANCE AWARDS

4.1    GRANT OF PERFORMANCE AWARDS

       The Committee shall determine the performance criteria (which need not be identical) to be utilized to calculate the value of the Performance Awards, the term of such Performance Awards, the Payment Event, and the form and time of payment of Performance Awards. The specific terms and conditions of each Performance Award shall be set forth in a written statement evidencing the grant of such Performance Award.

4.2    PAYMENT OF AWARD; LIMITATION

       Upon the occurrence of a Payment Event, payment of a Performance Award will be made to the Participant in cash or in shares of Common Stock valued at Fair Market Value on the date of the Payment Event or a combination of Common Stock and cash, as the Committee in its discretion may determine. The Committee may impose a limitation on the amount payable upon the occurrence of a Payment Event, which limitation shall be set forth in the written statement evidencing the grant of the Performance Award.

4.3    EXPIRATION OF PERFORMANCE AWARD

       If any Participant's employment with the Company is terminated for any reason other than normal retirement (as defined in the instrument evidencing the grant of the Performance Award), death, or disability prior to the occurrence of the Payment Event, all of the Participant's rights under the Performance Award shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment by reason of death, disability or normal retirement, the Committee, in its discretion, may determine what portions, if any, of the Performance Award should be paid to the Participant.

V.  RESTRICTED STOCK

5.1    AWARD OF RESTRICTED STOCK

       The Committee may grant awards of Restricted Stock to Employees. The Committee shall determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions shall lapse. The terms and conditions of the Restricted Stock shall be set forth in the statement evidencing the grant of such award of Restricted Stock.


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5.2    REQUIREMENTS OF RESTRICTED STOCK

       All shares of Restricted Stock granted or sold, pursuant to the Plan will be subject to the following conditions:

       (a) The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

       (b) The Committee may require that the certificates representing Restricted Stock granted or sold to a Participant pursuant to the Plan remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

       (c) Each certificate representing Restricted Stock granted or sold to a Participant pursuant to the Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Committee in its discretion deems necessary or appropriate to enforce such restrictions; and

       (d) The Committee may impose such other conditions on Restricted Stock as the Committee may deem advisable including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange upon which such Restricted Stock or shares of the same class are then listed and under any blue sky or other securities laws applicable to such shares.

5.3    LAPSE OF RESTRICTIONS

       The restrictions imposed upon Restricted Stock pursuant to Section 5.2 above will lapse in accordance with such schedule or other conditions as are determined by the Committee and set forth in the statement evidencing the grant or sale of the Restricted Stock.

5.4    RIGHTS OF PARTICIPANT

       Subject to the provisions of Section 5.2 or restrictions imposed pursuant to Section 5.2, the Participant will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Participant under the Plan, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

5.5    TERMINATION OF EMPLOYMENT

       Effective July 24, 2000, upon a Participant's termination of employment for death or total disability (as defined in the instrument evidencing the Restricted Stock award), all of the restrictions imposed on the Participant's Restricted Stock shall lapse as of the Participant's last date of employment. Upon a Participant's termination of employment due to Job Elimination, the terminating Participant shall have the restrictions lapse on each grant of Restricted Stock in an amount equal to the number of shares of Restricted Stock granted multiplied by a fraction, the numerator of which is the number of full calendar months from the date of grant until the


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Participant's last day of employment and the denominator of which is the number of months during which the restriction would have been in effect pursuant to each original grant. In all other cases, unless the Committee in its discretion determines otherwise, upon a Participant's termination of employment for any reason, all of the Participant's Restricted Stock remaining subject to restrictions imposed pursuant to this Plan on the date of such termination of employment shall be repurchased by the Company at the Purchase Price (if any).

VI.  STOCK APPRECIATION RIGHTS

6.1    GRANTING OF STOCK APPRECIATION RIGHTS

       The Committee may approve the grant to eligible Employees of Stock Appreciation Rights related or unrelated to Options, at any time.

       (a) A Stock Appreciation Right granted in connection with an Option granted under this Plan will entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.1(c). Such Option will, to the extent surrendered, then cease to be exercisable.

       (b) Subject to Section 6.1(g), a Stock Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent that, the related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

       (c) Upon the exercise of a Stock Appreciation Right related to an Option, the Holder will be entitled to receive payment of an amount determined by multiplying: (i) the difference obtained by subtracting the Option Exercise Price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (ii) the number of shares as to which such Stock Appreciation Right is exercised.

       (d) The Committee may grant Stock Appreciation Rights unrelated to Options to eligible Employees. Section 6.1(c) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the Option Exercise Price specified in the related Option the initial base amount specified in the Incentive Award shall be used.

       (e) Notwithstanding the foregoing, the Committee, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under the Plan.

       (f) Payment of the amount determined under the foregoing provisions of this Section 6.2 may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the


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

Committee, in cash or in a combination of cash and shares of Common Stock as the Committee deems advisable. The Committee is hereby vested with full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Participant to receive cash in full or partial settlement of a Stock Appreciation Right. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

       (g) The Committee may, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 under the Exchange Act (or any other comparable provisions in effect at the time or times in question).

6.2    TERMINATION OF EMPLOYMENT

       Section 3.5 will govern the treatment of Stock Appreciation Rights upon the termination of a Participant's employment with the Company.

VII.  STOCK PAYMENTS

       The Committee may approve Stock Payments of the Company's Common Stock to any Employee of the Company for all or any portion of the compensation (other than base salary) that would otherwise become payable to an Employee in cash.

VIII.  OTHER PROVISIONS

8.1    ADJUSTMENT PROVISIONS

       (a) Subject to Section 8.1(b) below, (i) if the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) if the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares provided in Section 1.3 (including the maximum amounts referred to in Section 1.3(d) and (e)), (y) the number and kind of shares or other securities subject to then outstanding Incentive Awards, and (z) the price for each share or other unit of any other securities subject to then outstanding Incentive Awards. No fractional interests will be issued under the Plan resulting from any such adjustments.

       (b) In addition to the adjustments permitted by Section 8.1(a) above, except as otherwise expressly provided in the statement evidencing the grant of an Incentive Award, upon the


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

occurrence of a Change in Control of the Company any outstanding Incentive Awards not theretofore exercisable, payable or free from restrictions, as the case may be, shall immediately become exercisable, payable or free from restrictions (other than restrictions required by applicable law or any national securities exchange upon which any securities of the Company are then listed), as the case may be, in their entirety and any shares of Common Stock acquired pursuant to an Incentive Award which are not fully vested shall immediately become fully vested, notwithstanding any of the other provisions of the Plan.

8.2    SECTION 16 PERSONS

       Notwithstanding any other provisions in this Plan, any Incentive Award granted hereunder to an Employee who is then subject to Section 16 of the Exchange Act shall be subject to the following limitations:

       (a) The Incentive Award may provide for the issuance of shares of Common Stock as a stock bonus for no consideration other than services rendered or to be rendered. In the event of an Incentive Award under which shares of Common Stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall either (1) be equal to the amount (such as the par value of such shares) required to be received by the Company in order to assure compliance with applicable state law, (2) be equal to or greater than 50% of the fair market value of such shares on the date of grant of such Incentive Award, or (3) in the case of Stock Options granted pursuant to Section
3.6 above, be the amount determined pursuant to the applicable substitution formula. For such purposes, the fair market value of shares of Common Stock shall be calculated on the basis of the closing price of stock of that class on the day in question (or, if such day is not a trading day in the U.S. securities markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) in which such shares are then traded, or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or national quotation system on which such shares are then quoted or, if not so quoted, as furnished by a professional securities dealer making a market in such shares selected by the Board or the Committee.

       (b) Any Stock Option or similar right (including a Stock Appreciation Right) granted to such Employee pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during such Employee's lifetime only by him or by his guardian or legal representative. No Incentive Award granted to such Employee and no right of such Employee under the Plan, contingent or otherwise, will be assignable or made subject to any encumbrance, pledge or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Incentive Award in the event of death of such Employee. If such beneficiary is the executor or administrator of the estate of the Employee, any rights with respect to such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of such Employee.

8.3    CONTINUATION OF EMPLOYMENT

       (a) Nothing in the Plan or in any statement evidencing the grant of an Incentive Award pursuant to the Plan shall be construed to create or imply any contract of employment between any Participant and the Company, to confer upon any Participant any right to continue in the employ of the Company, or to confer upon the Company any right to require any Participant's continued employment. Except as expressly provided in the Plan or in any statement evidencing the grant of an Incentive Award pursuant to the Plan, the Company shall have the right to deal with each Participant in the same manner as if the Plan and any such statement evidencing the grant of an Incentive Award pursuant to the Plan did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment of the Participant. Unless otherwise expressly set forth in a separate employment agreement between the Company and such Participant, the Company may terminate the employment of any Participant with the Company at any time for any reason, with or without cause.

       (b) Any question(s) as to whether and when there has been a termination of a Participant's employment, the reason (if any) for such termination, and/or the consequences thereof under the terms of the Plan or any statement evidencing the grant of an Incentive Award pursuant to the Plan shall be determined by the Committee's and the Committee's determination thereof shall be final and binding.

8.4    COMPLIANCE WITH GOVERNMENT REGULATIONS

       No shares of Common Stock will be issued pursuant to an Incentive Award unless and until all applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock exchanges upon which the Common Stock may be listed have been fully met. As a condition precedent to the issuance of shares of Common Stock pursuant to an Incentive Award, the Company may require the Participant to take any reasonable action to comply with such requirements.

8.5    ADDITIONAL CONDITIONS

       The award of any benefit under this Plan may also be subject to such other provisions (whether or not applicable to the benefit award to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Participant elects to dispose of such shares, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

8.6    PRIVILEGES OF STOCK OWNERSHIP

       No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Incentive Award, except as to such shares of Common Stock, if any, that have been issued to such Participant in accordance with the terms and conditions of the applicable Incentive Award; provided, however, that Participants who have received Restricted Stock shall have only those rights with respect to such stock as are set forth in this Plan and the statement evidencing the grant or sale of such Restricted Stock.

8.7    AMENDMENT AND TERMINATION OF PLAN: AMENDMENT OF INCENTIVE AWARDS

       (a) The Board may alter, amend, suspend or terminate the Plan at any time. No such action of the Board, unless taken with the approval of the stockholders of the Company, may increase the maximum number of shares that may be sold or issued under the Plan or alter the class of Employees eligible to participate in the Plan. With respect to any other amendments of the Plan, the Board may in its discretion determine that such amendments shall only become effective upon approval by the stockholders of the Company, if the Board determines that such stockholder approval may be advisable, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under federal or state securities law, federal or state tax law or any other laws or for the purposes of satisfying applicable stock exchange listing requirements.

       (b) The Committee may, with the consent of a Participant, make such modifications in the terms and conditions of an Incentive Award as it deems advisable. Without limiting the generality of the foregoing, the Committee may, with the consent of the Participant, from time to time to adjust or reduce the purchase price of Options held by such Participant by cancellation of such Options and granting of Options to purchase the same or a lesser number of shares at lower purchase prices or by modification, extension or renewal of such Options.

       (c) Except as otherwise provided in this Plan or in the statement evidencing the grant of the Incentive Award, no amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair or adversely affect any right or obligation under any Incentive Award previously granted under the Plan.

8.8    OTHER COMPENSATION PLANS

       The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for Employees of the Company.

8.9    PLAN BINDING ON SUCCESSORS

       The Plan shall be binding upon the successors and assigns of the Company.


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

8.10   SINGULAR, PLURAL; GENDER

       Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

8.11   HEADINGS, ETC., NO PART OF PLAN

       Heading of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

8.12   PARTICIPATION BY FOREIGN EMPLOYEES

       Notwithstanding anything to the contrary herein, the Committee may, in order to fulfill the purposes of the Plan, modify grants of Incentive Awards to Participants who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

IX.  EFFECTIVE DATE AND DURATION OF PLAN

       The Plan shall become effective on the later of (a) the date of its adoption by the Board, (b) the date of its approval by the holders of the outstanding shares of Common Stock (either by a vote of a majority of such outstanding shares present in person or by proxy and entitled to vote at a meeting of stockholders of the Company or by written consent) or (c) the date of the distribution by SKB (as defined in Section 3.6 above) of the stock of Allergan pursuant to the terms of the Distribution Agreement (as defined in Section 3.6 above). The Plan shall terminate at such time as the Board, in its discretion, shall determine. No Incentive Award may be granted under the Plan after the date of such termination, but such termination shall not affect any Incentive Award theretofore granted.


                                       17